Preferred Apartment Communities, Inc. Announces Partial Exercise of Over-Allotment Option by Underwriters
Atlanta, GA, May 4, 2011

Preferred Apartment Communities, Inc. ("PAC"), a Maryland corporation, today announced that its underwriters partially exercised their over-allotment option in connection with PAC's previously announced initial public offering that priced on March 31, 2011, by purchasing an additional 107,361 shares of its common stock at a public offering price of $10.00 per share, less the underwriting discount.  The purchase of these over-allotment shares closed on May 4, 2011 and the underwriters' over-allotment option has now expired.  Including the over-allotment option shares purchased, PAC sold a total of 4,607,361 shares in its initial public offering, resulting in aggregate gross proceeds to PAC of $46,073,610.

Wunderlich Securities acted as the sole book-running lead manager for the initial public offering.

The offering of the securities is made only by means of a written prospectus. A copy of the final prospectus related to this offering may be obtained by contacting Wunderlich Securities, Attention: Marty Gaia, telephone (901) 251-1344, mgaia@wundernet.com. An electronic copy of such prospectus is also available on the web site of the SEC at http://www.sec.gov.

PAC's registration statement relating to these securities was declared effective by the U.S. Securities and Exchange Commission on March 31, 2011.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Preferred Apartment Communities, Inc.

Preferred Apartment Communities, Inc. is a Maryland corporation formed to acquire multifamily properties in select targeted markets throughout the United States.  As a secondary strategy, we may acquire senior mortgage loans, subordinate loans or mezzanine debt secured by interests in multifamily properties, membership or partnership interests in multifamily properties and other multifamily related assets.  PAC intends to elect and qualify as a real estate investment trust for U.S. federal income tax purposes, commencing with our tax year ending December 31, 2011.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. As a general matter, forward-looking statements reflect our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. These statements may be identified by the use of forward-looking terminology such as "may", "will", "expects", "plans", "estimates", "anticipates", "projects", "intends", "believes", "outlook" and similar expressions.

The forward-looking statements contained in this press release are based upon our historical performance, current plans, estimates, expectations and other factors we believe are appropriate under the circumstances. The inclusion of this forward-looking information is inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking:  Our business and investment strategy; our projected operating results; availability of qualified personnel; local and national market conditions and trends in our industry; demand for and lease-up of apartment homes, supply of competitive housing products, and other economic conditions; availability of debt and/or equity financing and availability on favorable terms; changes in our asset values; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; estimates relating to our ability to make distributions to our stockholders in the future; and economic trends and economic recoveries.

Additional discussions of risks and uncertainties appear in our filings with the Securities and Exchange Commission, including our final prospectus filed with the Securities and Exchange Commission, under the heading "Risk Factors".  All information in this release is as of May 4, 2011. PAC does not undertake a duty to update forward-looking statements, including its projected operating results.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.  PAC may, in its discretion, provide information in future public announcements regarding its outlook that may be of interest to the investment community.

SOURCE: Preferred Apartment Communities, Inc.

Preferred Apartment Communities, Inc.
Leonard A. Silverstein  770-818-4147
Executive Vice President
Email: lsilverstein@pacapts.com